California First Leasing Corporation

Interim Report to Shareholders for Nine Months Ended March 31, 2026

California First Leasing Corporation, (OTCID: CFNB, “Company”), headquartered in Newport Beach, California, is an internally managed non-diversified closed-end investment company registered under the Investment Company Act of 1940, as amended. The Company invests in public equities and other investments to generate capital appreciation and maximize current income, while retaining the balance of  its lease portfolio.

This interim report for the nine months ended March 31, 2026, prepared by management without audit, provides an update to the annual report for the fiscal year ended June 30, 2025. Accordingly, it does not contain all the information required to meet annual or semiannual disclosure obligations and should be reviewed in conjunction with the annual report filed with the Securities and Exchange Commission and available on the Company’s website at https://www.calfirstlease.com. The Company’s periodic earnings and net asset value per share can fluctuate widely due to including gains and losses on equity securities that are determined based on stock prices on the last day of a fiscal quarter.

Selected Income Data

	Nine Months Ended March 31, 2026	Nine Months Ended March 31, 2025
Dividend and interest income	$ 3,037,080	$ 3,757,859
Lease income	510,246	4,728,261
Operating expenses	(1,793,350)	(2,007,383)
Net investment and lease income	1,753,977	6,478,737
Net realized gain on sale of investments	2,136,372	7,790,412
Increase (decrease) in unrealized appreciation of investments	64,767,373	(13,409,673)
Earnings before income taxes	**68,657,722**	**859,477**
Less: Income taxes	(19,883,972)	360,000
Net earnings	**$ 48,773,750**	**$ 1,219,477**
Basic earnings per share	$5.43	$0.13
Shares of Common Stock outstanding	8,979,387	9,309,387

Selected Asset Data

	March 31, 2026	June 30, 2025
Equity securities	$ 312,047,338	$ 240,517,313
Short-term Investments	32,081,849	32,812,205
Lease and loan assets	3,569,449	7,007,803
Total assets	$ 349,272,113	$ 281,543,198
Stockholders' equity (Net asset value)	$ 305,468,603	$ 256,755,902
Net asset value per share	$34.02	$28.59
Total return		
CFNB, based on NAV	19.0%	(3.4)%
S&P 500 (TR) Index	6.2%	(4.4)%

Equity Investment Distribution

Statement of Investments -- March 31, 2026

Common Stocks-- 102.19%	Description	Shares	Value
Auto & Truck Dealerships-- 0.92%	LITHIA MTRS INC	10,759	$ 2,686,737
Auto Parts-- 1.69%	ALLISON TRANSMISSION	42,290	4,950,467
Banks - Diversified-- 5.28%	WELLS FARGO & CO NEW	106,400	8,470,504
	BANK OF AMERICA CORP	117,500	5,728,125
	JPMORGAN CHASE & CO	4,380	1,288,421
			15,487,050
Biotechnology-- 0.67%	HALOZYME THERAPEUTICS (1)	30,300	1,958,289
Capital Markets-- 6.69%	GOLDMAN SACHS GROUP INC	23,200	19,626,968
Consumer Cyclical-- 2.12%	AMAZON COM INC (1)	29,855	6,217,901
Credit Services-- 0.18%	CREDIT ACCEPTANCE CORP (1)	1,220	516,621
Engineering & Construction-- 4.10%	COMFORT SYS USA INC	8,720	12,024,793
Entertainment-- 0.87%	NETFLIX INC (1)	26,500	2,547,975
Footwear & Accessories-- 0.97%	ON HOLDING AG (1)	84,100	2,861,082
Healthcare Plans-- 3.02%	THE CIGNA GROUP	30,710	8,191,893
	UNITEDHEALTH GROUP	2,489	673,499
			8,865,391
Insurance - Diversified-- 0.55%	BERKSHIRE HATHAWAY INC (1)	3,364	1,612,029
Internet Content & Information-- 13.57%	ALPHABET INC VOTING	99,900	28,727,244
	META PLATFORMS INC	19,400	11,099,322
			39,826,566
Internet Retail-- 0.21%	ALIBABA GRP HLDG LTD ADR	4,900	614,754
Medical Instruments & Supplies-- 2.62%	ALIGN TECH INC (1)	44,925	7,701,493
Oil & Gas Equipment & Services-- 2.26%	SLB LTD	129,000	6,629,310
Oil & Gas Integrated-- 9.30%	EXXON MOBIL CORP	160,800	27,281,328
Resorts & Casinos-- 1.04%	VAIL RESORTS INC	23,708	3,042,211
Semiconductor Equipment & Materials-- 11.34%	APPLIED MATERIALS INC	88,236	30,158,182
	QNITY ELECTRONICS	26,970	3,111,799
			33,269,981
Semiconductors-- 21.82%	MICRON TECHNOLOGY INC	82,080	27,729,907
	MARVELL TECHNOLOGY INC	130,800	12,955,740
	TAIWAN SEMICONDUCTOR	36,550	12,352,073
	ADVANCED MICRO (1)	54,000	10,985,220
			64,022,940
Software - Infrastructure-- 5.82%	DIGITALOCEAN HOLDINGS (1)	87,600	7,514,328
	TWILIO INC (1)	44,000	5,536,080
	ZETA GLOBAL HOLDINGS (1)	253,163	4,030,355
			17,080,763
Specialty Chemicals-- 0.84%	DUPONT DE NEMOURS	53,940	2,470,452
Telecom Services-- 1.82%	CHARTER COMMUNICATIONS (1)	24,772	5,347,779
Tobacco-- 1.05%	BRITISH AMERN TOB PLC	52,500	3,069,675
Travel Services-- 3.47%	AIRBNB INC (1)	58,885	7,435,998
	EXPEDIA INC	11,908	2,749,438
			10,185,436
	Common Stocks (cost: $147,739,107)		$ 299,897,991
Exchange Traded Funds-- 4.14%			
Small-Cap Core-- 2.51%	ISHARES RUSSELL 2000 ETF	29,705	7,366,840
Commodities-- 1.63%	ISHARES ETHEREUM TR ETF (1)	192,900	3,053,607
	ISHARES BITCOIN TR ETF (1)	45,000	1,728,900
	Exchange-Traded Funds (cost: $15,457,578)		$ 12,149,347
Short-Term Investments-- 10.93%			
Money Market-- 10.93%	JPMorgan Prime (3.69%)		22,704,850
	Fidelity MM Treasury (3.59%)		9,376,999
	Short-Term Investments (cost: $32,081,849)		$ 32,081,849
	Total Investments (cost: $195,278,534)		**$ 344,129,187**
	Net Assets at March 31, 2026		**$ 305,468,603**

(1) Non-income producing security
* Rate is the annualized seven-day yield of the fund at period end.